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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 27, 2000


                              NEXTEL PARTNERS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           DELAWARE                  333-78459                91-1930918
(STATE OR OTHER JURISDICTION)       (COMMISSION              (IRS EMPLOYER
       OF INCORPORATION)              NUMBER)              IDENTIFICATION NO.)


                               4500 CARILLON POINT
                           KIRKLAND, WASHINGTON 98033
                                 (425) 828-1713

        (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE
                                    OFFICES)
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ITEM 5. OTHER EVENTS

         On January 27, 2000, Nextel Partners, Inc. (the "Company") filed a registration statement with the Securities and Exchange Commission for an initial public offering by the Company of 23,500,000 shares of its Class A common stock.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS.

Exhibit No.                      Description
--------------------------------------------

99.1                             Press Release dated January 27, 2000.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NEXTEL PARTNERS, INC.

Date: January 31, 2000
                                           BY: /s/ JOHN D. THOMPSON
                                              ----------------------------------
                                           John D. Thompson
                                           Chief Financial Officer and Treasurer
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                                  EXHIBIT INDEX

Exhibit No.                      Description
--------------------------------------------

99.1                             Press Release dated January 27, 2000.